UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ---------------------

                                  FORM 8-K/A
                                CURRENT REPORT

                               (Amendment No. 1)

                    Pursuant To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): September 22, 2003

                          THE WASHINGTON POST COMPANY
            (Exact name of registrant as specified in its charter)

     Delaware                    1-6714                   53-0182885
 (State or other        (Commission File Number)        (IRS Employer
   jurisdiction                                         Identification
of incorporation)                                          Number)

                1150 15th Street, N.W.                      20071
                    Washington, DC                        (Zip Code)
       (Address of principal executive offices)

                                (202) 334-6000
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.   Other Events

Corporate Restructuring

     On September 22, 2003, The Washington Post Company (the "Company") announced that it has completed an internal corporate restructuring (the "Restructuring"). The principal purpose of the Restructuring was to separate the Company's Washington Post newspaper publishing business into a subsidiary of a newly formed public holding company (the "Holding Company"), which has assumed the corporate name of "The Washington Post Company". Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Class B Common Stock of the Holding Company is deemed to be registered under Section 12(b) of the Exchange Act.

     A copy of the press release further describing the Restructuring is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

C.        Exhibits.

Exhibit No.        Description

2.1 Agreement and Plan of Merger dated as of September 19, 2003, among The Washington Post Company, TWPC, Inc. and WP Company.

2.2 Transfer Agreement dated as of September 22, 2003, between WP Company LLC (formerly known as The Washington Post Company) and The Washington Post Company (formerly known as TWPC, Inc.).

3.1 Amended and Restated Certificate of Incorporation of The Washington Post Company (formerly known as TWPC, Inc.) dated as of September 22, 2003.

3.2 Certificate of Designation of Series A Preferred Stock of The Washington Post Company (formerly known as TWPC, Inc.) dated as of September 22, 2003.

3.3 Amended and Restated Certificate of Incorporation of WP Company (formerly known as The Washington Post Company) dated as of September 22, 2003.

3.4 By-Laws of The Washington Post Company (formerly known as TWPC, Inc. as amended and restated through September 22, 2003.

4.1 First Supplemental Indenture dated as of September 22, 2003, among WP Company LLC (formerly known as The Washington Post Company), the Company (formerly


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                   known as TWPC, Inc.) and Bank One, NA, as successor to The
                   First National Bank of Chicago, as trustee, to the Indenture dated as of February 17, 1999 between The Washington Post Company and The First National Bank of Chicago, as trustee (which Indenture is incorporated by reference to Exhibit 4.3 to the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 1999).

4.2 364-Day Credit Agreement dated as of August 13, 2003, among the Company, the banks, financial institutions and other institutional lenders named therein and Citibank, N.A., as administrative agent for the lenders.

4.3 Consent and Amendment No. 1 dated as of August 13, 2003, to the 5-Year Credit Agreement dated as of August 14, 2002, among the Company, the banks, financial institutions and other institutional lenders, named therein and Citibank, N.A., as agent for the lenders (which 5-Year Credit Agreement is incorporated by reference to Exhibit
                   4.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 29, 2002).

99.1               Press Release dated September 23, 2003.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          The Washington Post Company


Date:  September 22, 2003                 By: /s/ John B. Morse, Jr.
                                              -----------------------------
                                              Name:  John B. Morse, Jr.
                                              Title: Vice President - Finance


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                                                                             5

                                 EXHIBIT INDEX


Exhibit No.                             Description

Exhibit 2.1 Agreement and Plan of Merger dated as of September 17, 2003, among The Washington Post Company, TWPC, Inc. and WP Company.

Exhibit 2.2 Transfer Agreement dated as of September 22, 2003, between WP Company LLC (formerly known as The Washington Post Company) and The Washington Post Company (formerly known as TWPC, Inc.).

Exhibit 3.1 Amended and Restated Certificate of Incorporation of The Washington Post Company (formerly known as TWPC, Inc.) dated as of September 22, 2003.

Exhibit 3.2 Certificate of Designation of Series A Preferred Stock of The Washington Post Company (formerly known as TWPC, Inc.) dated as of September 22, 2003.

Exhibit 3.3 Amended and Restated Certificate of Incorporation of WP Company (formerly known as The Washington Post Company) dated as of September 22, 2003.

Exhibit 3.4 By-Laws of The Washington Post Company (formerly known as TWPC, Inc.) as amended and restated through September 22, 2003.

Exhibit 4.1 First Supplemental Indenture dated as of September 22, 2003, among WP Company LLC (formerly known as The Washington
                   Post Company), the Company (formerly known as TWPC, Inc.) and Bank One, NA, as successor to The First National Bank of Chicago, as trustee, to the Indenture dated as of February 17, 1999 between The Washington Post Company and The First National Bank of Chicago, as trustee (which Indenture is incorporated by reference to Exhibit 4.3 to the Company's Annual Report on Form 10-K for the fiscal year ended January 3, 1999).

Exhibit 4.2 364-Day Credit Agreement dated as of August 13, 2003, among the Company, the banks, financial institutions and other institutional lenders named therein and Citibank, N.A., as administrative agent for the lenders.

Exhibit 4.3 Consent and Amendment No. 1 dated as of August 13, 2003, to the 5-Year Credit Agreement dated as of August 14, 2002, among the Company, the banks, financial institutions and other institutional lenders, named therein and Citibank, N.A., as agent for the


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                   lenders (which 5-year Credit Agreement is incorporated by
                   reference to Exhibit 4.4 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 29, 2002).

Exhibit 99.1       Press Release dated September 23, 2003.